Subsequent events	9 Months Ended
Sep. 30, 2025
Subsequent events.
Subsequent events

8.     Subsequent Events

Consistent with the Company’s variable dividend policy, the Board of Directors declared a cash dividend on November 5, 2025, of $0.10 per common share for the quarter ended June 30, 2025. The cash dividend of approximately $4.2 million will be paid on December 12, 2025, to all shareholders of record on November 28, 2025.